Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

F-3

WF Holding Ltd

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Ordinary Shares, par value $0.00025	(1)	457(o)		$		$0.0001381	$
Fees to be Paid	Debt	Debt securities	(2)	457(o)				0.0001381
Fees to be Paid	Equity	Warrants	(3)	457(o)				0.0001381
Fees to be Paid	Other	Subscription rights	(4)	457(o)				0.0001381
Fees to be Paid	Other	Units	(5)	457(o)				0.0001381
Fees to be Paid	Unallocated (Universal) Shelf	Unallocated (Universal) Shelf	(6)	457(o)		$	$400,000,000.00	0.0001381		$55,240.00

Total Offering Amounts:							$400,000,000.00			55,240.00
Total Fees Previously Paid:										0.00
Total Fee Offsets:										0.00
Net Fee Due:										$55,240.00

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Offering Note(s)

(1)	The securities registered hereunder include such indeterminate number of ordinary shares, debt securities, warrants to purchase ordinary shares and/or debt securities, subscription rights to purchase ordinary shares, debt securities and/or warrants and units consisting of some or all of these securities, as may be sold from time to time by the registrant. There are also being registered hereunder an indeterminate number of ordinary shares as shall be issuable upon conversion, exchange or exercise of any of the foregoing securities. Pursuant to Rule 416 under the Securities Act of 1933, as amended, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.

The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to General Instruction II.G. of Form F-3 under the Securities Act of 1933, as amended. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

(2)	The securities registered hereunder include such indeterminate number of ordinary shares, debt securities, warrants to purchase ordinary shares and/or debt securities, subscription rights to purchase ordinary shares, debt securities and/or warrants and units consisting of some or all of these securities, as may be sold from time to time by the registrant. There are also being registered hereunder an indeterminate number of ordinary shares as shall be issuable upon conversion, exchange or exercise of any of the foregoing securities. Pursuant to Rule 416 under the Securities Act of 1933, as amended, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.

The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to General Instruction II.G. of Form F-3 under the Securities Act of 1933, as amended. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

(3)	The securities registered hereunder include such indeterminate number of ordinary shares, debt securities, warrants to purchase ordinary shares and/or debt securities, subscription rights to purchase ordinary shares, debt securities and/or warrants and units consisting of some or all of these securities, as may be sold from time to time by the registrant. There are also being registered hereunder an indeterminate number of ordinary shares as shall be issuable upon conversion, exchange or exercise of any of the foregoing securities. Pursuant to Rule 416 under the Securities Act of 1933, as amended, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.

The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to General Instruction II.G. of Form F-3 under the Securities Act of 1933, as amended. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

(4)	The securities registered hereunder include such indeterminate number of ordinary shares, debt securities, warrants to purchase ordinary shares and/or debt securities, subscription rights to purchase ordinary shares, debt securities and/or warrants and units consisting of some or all of these securities, as may be sold from time to time by the registrant. There are also being registered hereunder an indeterminate number of ordinary shares as shall be issuable upon conversion, exchange or exercise of any of the foregoing securities. Pursuant to Rule 416 under the Securities Act of 1933, as amended, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.

The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to General Instruction II.G. of Form F-3 under the Securities Act of 1933, as amended. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

(5)	The securities registered hereunder include such indeterminate number of ordinary shares, debt securities, warrants to purchase ordinary shares and/or debt securities, subscription rights to purchase ordinary shares, debt securities and/or warrants and units consisting of some or all of these securities, as may be sold from time to time by the registrant. There are also being registered hereunder an indeterminate number of ordinary shares as shall be issuable upon conversion, exchange or exercise of any of the foregoing securities. Pursuant to Rule 416 under the Securities Act of 1933, as amended, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.

The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to General Instruction II.G. of Form F-3 under the Securities Act of 1933, as amended. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

(6)	The securities registered hereunder include such indeterminate number of ordinary shares, debt securities, warrants to purchase ordinary shares and/or debt securities, subscription rights to purchase ordinary shares, debt securities and/or warrants and units consisting of some or all of these securities, as may be sold from time to time by the registrant. There are also being registered hereunder an indeterminate number of ordinary shares as shall be issuable upon conversion, exchange or exercise of any of the foregoing securities. Pursuant to Rule 416 under the Securities Act of 1933, as amended, this registration statement shall also cover any additional shares of the registrant’s securities that become issuable by reason of any share splits, share dividends or similar transactions.

The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to General Instruction II.G. of Form F-3 under the Securities Act of 1933, as amended. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities, or that are issued in units.

Estimated solely for the purpose of calculating the registration fee.